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   As filed with the Securities and Exchange Commission on September 27, 2000


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 27, 2000


                  Exact name of Registrant as specified
Commission         in its charter, address of principal         State of        I.R.S. Employer
File No.           executive offices, telephone number        Incorporation    Identification No.
--------          -------------------------------------       -------------    ------------------

1-8349            FLORIDA PROGRESS CORPORATION                   Florida             59-2147112
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 824-6400

1-3274            FLORIDA POWER CORPORATION                      Florida             59-0247770
                  One Progress Plaza
                  St. Petersburg, Florida 33701
                  Telephone (727) 820-5151


The address of neither registrant has changed since the last report.

This combined Form 8-K represents separate filings by Florida Progress Corporation and Florida Power Corporation. Information contained herein relating to an individual registrant is filed by that registrant on its own behalf. Florida Power makes no representations as to the information relating to Florida Progress' diversified operations.



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Item 5.   Other Events

         In light of ongoing securities offerings by Florida Progress Corporation ("Florida Progress") and its subsidiaries, including Florida Power Corporation ("Florida Power") and Progress Capital Holdings, Inc., the following information is being presented pending distribution of the combined Florida Progress and Florida Power Quarterly Report on Form 10-Q for the quarter ended September 30, 2000:

         Florida Progress issued an Investor News report dated September 27, 2000, announcing that a settlement had been reached to resolve policyholder litigation relating to Mid-Continent Life Insurance Company. A copy of this Investor News report is filed herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits:

  Exhibit Number (by
reference to Item 601
  of Regulation S-K)       Description of Exhibit
---------------------      ----------------------

        99                 Investor News report of Florida Progress dated
                           September 27, 2000.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          FLORIDA PROGRESS CORPORATION
                                          FLORIDA POWER CORPORATION


                                          By: /s/ John Scardino, Jr.
                                             ----------------------------------
                                                  John Scardino, Jr.
                                                  Vice President and Controller
                                                  Of each registrant


Date: September 27, 2000

                                 EXHIBIT INDEX



Exhibit No.       Description of Exhibit

    99            Investor News report of Florida Progress dated
                  September 27, 2000.










































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